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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 24, 2006

                         ADVANCED MATERIALS GROUP, INC.
             (Exact name of registrant as specified in its charter)

           NEVADA                      0-16401                   33-0215295
(State or other jurisdiction        (Commission                (IRS Employer
       of incorporation)            File Number)             Identification No.)

    3303 LEE PARKWAY, SUITE 105, DALLAS, TEXAS                75219
     (Address of principal executive offices)               (Zip Code)

       Registrant's telephone number, including area code: (972) 432-0602


                                 NOT APPLICABLE.
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On July 24, 2006, Advanced Materials Group, Inc. (the "Company") issued the news release attached hereto as Exhibit 99.1 reporting certain financial results of the Company for the first two fiscal quarters of 2006 (the "Earnings Release").

ITEM 7.01.  REGULATION FD DISCLOSURE

The Earnings Release also contains a discussion of the Company's plans with respect to the bringing its periodic filings up to date, and a discussion of the Company's current business plans.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit.

EXHIBIT                                  DESCRIPTION
-------------  -----------------------------------------------------------------
99.1 News release reporting Financial Results for the first two fiscal quarters of 2006, issued by Advanced Materials Group, Inc. on July 24, 2006.

All of the information furnished in Items 2.02, 7.01 and 9.01 of this report and the accompanying appendix and exhibit shall not be deemed to be "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended.

CAUTIONARY NOTICE

Statements in this release which are not purely historical facts or which necessarily depend upon future events, including statements about forecasted financial performance or other statements about anticipations, beliefs, expectations, hopes, intentions or strategies for the future, may be forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Readers are cautioned not to place undue reliance on forward-looking statements. All forward-looking statements are based upon information available to Advanced Materials Group, Inc. on the date this report was submitted. Advanced Materials Group, Inc. undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Any forward-looking statements involve risks and uncertainties that could cause actual events or results to differ materially from the events or results described in the forward-looking statements. Advanced Materials Group, Inc. may not succeed in addressing these and other risks. Further information regarding factors that could affect our financial and other results can be found in the risk factors section of Advanced Materials Group, Inc.'s most recent filing of Form 10-KSB with the Securities and Exchange Commission.


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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: July 27, 2006                    ADVANCED MATERIALS GROUP, INC.


                                       By:      /s/ WILLIAM G. MORTENSEN
                                           -------------------------------------
                                                  William G. Mortensen
                                           President and Chief Financial Officer



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